EXHIBIT 10.16


                     DATA PROCESSING SERVICES RENEWAL ORDER

InterCept agrees to provide Customer with the following Data Processing Services. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions attached thereto. The Parties agree that this Order is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.

This Data Processing Services Renewal Order is effective upon execution by both parties. The term of this Order is 60 months (5 years), which shall commence upon the date indicated below (the "Term Commencement Date"):

           (Check One)

     -     Date of renewal of an existing Data Processing Services Order

     -     Date specified by the Parties:______________

The term of this Order shall be extended automatically for additional terms unless, at least 180 days prior to such automatic extension, either party shall deliver written notice upon the other of its intention that such Processing Services shall not be so extended, in which case the Data Processing Services shall continue through the remaining term but shall not be extended absent written agreement by both Parties.

The attached Data Processing Proposal contains a description of Fees and Services.

1. DEFINITIONS. Capitalized terms shall have the following meanings. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the General Terms and Conditions.

1.1     "InterCept  System"  means  the  hardware and InterCept software used by
         -----------------
InterCept  to  provide  the  Processing  Services  hereunder.

1.2     "Processing  Services"  means  the bank and account processing and other
         --------------------
services to be provided by InterCept hereunder and identified on the description of services attachment.

2.     SERVICES.

2.1     Data  Processing.  InterCept  agrees to furnish to Customer and Customer
        ----------------
agrees to obtain from InterCept the Processing Services for the term set forth herein. Customer may obtain additional products and services offered by InterCept at InterCept's then current prices for such services.

2.2     Data  Retention.  InterCept  shall  retain  data  for  60 days following
        ---------------
processing, and may destroy all data thereafter, or as otherwise mandated by regulatory guidelines and requirements.

2.3     Fees.  Customer  agrees  to  pay the fees for such services as set forth
        ----
herein.


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3.     TRANSMISSION.  Customer shall provide all data for input to the InterCept
System for processing in a format and manner, and within the required time frame, for proper overnight processing. Customer shall determine and be responsible for the authenticity and accuracy of all information and data submitted to InterCept, and for confirming the accuracy of data and reports received from InterCept. Customer shall review all reports furnished by InterCept within 5 days for accuracy, shall notify InterCept of all discrepancies or out of balance reports, and work with InterCept to reconcile any out of balance conditions. If data is to be transmitted from multiple sources, InterCept will not begin processing until all data has been received. The Customer is also responsible for retention and backup of all data and processing records provided by InterCept.

4. DISASTER RECOVERY. InterCept has in place a disaster recovery plan designed to minimize, but not eliminate, risks associated with a disaster affecting the InterCept System and the Processing Services. InterCept does not warrant that service will be uninterrupted or error free in the event of a disaster. Customer is responsible for adopting a disaster recovery plan relating to disaster's affecting Customer's facilities and for securing business interruption insurance or other insurance necessary for Customer's protection. InterCept shall maintain adequate backup procedures including storage of duplicate record files as necessary to reproduce Customer's records and data. In the event of a service disruption due to reasons beyond InterCept's control, InterCept shall use diligent efforts to mitigate the effects of such an occurrence. Per section 2.5.c of the Master Agreement, Customer may review
InterCept's disaster recovery plan. InterCept shall provide to Customer a copy of the results from the most recent test of the disaster recovery plan upon request.

5.     SERVICE  PERFORMANCE  STANDARDS.

5.1     Percentage  Up  Time.  InterCept  shall ensure that the InterCept System
        --------------------
and the Processing Services are available for daily processing tasks 98% of the time each month during regular hours of operation as set forth below. InterCept will also be responsible for ensuring the InterCept System has a reasonable end user response time.

5.2     Hours  of  Operation.
        --------------------

     (a) The System will be staffed 8:00 a.m. to 8:30 p.m. Eastern Standard Time, Monday through Friday. The System will not be attended on Saturdays, Sundays, or on the holidays observed by the Federal Reserve Bank, including the following:

          New Year's Day               President's Day

          Martin Luther King Day       Thanksgiving Day

          Memorial Day                 Christmas Day

          Independence Day             Columbus Day

          Labor Day                    Veteran's Day

     (b) InterCept shall ensure that stand-by paging service will be available to Customer at all other times.


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     (c)  Other  than  during  nightly  batch  processing  and  required  System maintenance, InterCept agrees to provide on-line access 24 hours a day, 7 days a week.

5.3     Extension  of Hours.  InterCept will use its best efforts to accommodate
        -------------------
requests for exceptions or extensions of the hours of operation. These hours may be modified based on dependencies with reporting files required to be sent to other servicing organizations.

5.4     Exclusions.  InterCept  shall  not  be  responsible  for  (i)
        ----------
telecommunications failures, (ii) service interruptions beyond InterCept's control, (iii) delay or failure of any third party courier or delivery service, or (iv) failure of any third party vendor to deliver information, files, magnetic media, products, support or services, or other materials required for InterCept to provide services hereunder.

5.5     Service  Performance  and Standards Remedy.  Notwithstanding section 4.2
        ------------------------------------------
of the Master Agreement, InterCept and Customer agree that the following provision represents the Customer's sole and exclusive remedy for InterCept's failure to meet any service performance standard.

If InterCept or the InterCept System fails to meet the percentage up-time and performance standards specified above and such failure is not the result of a Customer error or omission, any act, failure or omission of any third party, or any other circumstance beyond InterCept's control, Customer shall notify InterCept immediately in writing specifying the performance standard(s) not met and the nature of the deficiency. Within 15 days of receipt of such notice, InterCept shall establish and provide Customer in writing with an action plan to meet the service performance standard(s). Upon expiration of such 15-day period, InterCept shall have 30 days to bring its performance to the percentage/standard specified in the relevant service performance standard. InterCept shall report the nature and status of its efforts at the end of such period. Should InterCept's performance remain below the applicable standard after such 30-day period, InterCept shall have an additional 60 days to correct the situation and bring the affected performance up to the standard. During this period, Customer will be provided with a 15% reduction in the monthly
InterCept invoice for each month that the performance standard(s) remain deficient.

Should InterCept's performance remain below the service standards following all such periods, Customer may elect to either (i) provide InterCept with additional time to improve the affected standard, during which time Customer will receive a 15% reduction in the monthly InterCept invoice, or (ii) terminate the service agreement by giving InterCept written notice of termination. Such termination shall be without penalty or any charge to Customer other than charges for service fees incurred prior to the effective date of termination.

5.6     Time  Schedules.  Customer  and  InterCept  shall  establish  a mutually
        ---------------
agreeable time schedule for the receipt and delivery of work. Customer acknowledges that such time schedule will be constrained by limitations outside of InterCept's control such as but not limited to the courier service provided by the customer, Federal Reserve cutoff times, the Customer's account processing deadline requirements, the quantity and quality of the Customer's transactions, and the backup and maintenance of the InterCept System.


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6.     PROBLEM  REPORTING  AND  RESOLUTION

6.1     Problem  Reporting.  Customer  is  responsible for reporting problems to
        ------------------
InterCept's customer service or operations staff at the contact numbers or addresses provided by InterCept from time to time.

6.2     Problem  Response.  InterCept  shall  respond  to  each reported problem
        -----------------
promptly based on the severity of the problem and its effect on Customer's operations. InterCept shall use reasonable commercial efforts to either resolve each problem or provide Customer with information to allow Customer's personnel to address the problem. In the event the resolution of a reported problem which materially impacts Customer's operations will carry-over to the next business day, InterCept will provide Customer with a status report for the problem and an estimate of the resolution time and course, if possible.

7. INSURANCE. InterCept shall maintain fidelity bond coverage for dishonest acts committed by InterCept's personnel. InterCept shall maintain insurance covering hazards, including losses caused by fire, disaster, and other events that may interrupt normal service. InterCept shall maintain insurance covering Errors and Omissions. Such coverage's shall be in amounts as determined by InterCept. Upon request, InterCept shall furnish Customer with applicable certificates of insurance.

8. THIRD PARTY AUDIT. InterCept shall provide to Customer a copy of any third party service audits of the records of InterCept upon request and payment by Customer of a reasonable and customary charge. If requested, InterCept shall also provide to Customer annual audited financial information regarding
InterCept  at  no  charge.

9. TERMINATION. Notwithstanding sections 4.2 and 4.3 of the Master Agreement, InterCept and Customer agree as follows:

9.1     Termination  by  Customer.
        -------------------------

     (a) Customer may terminate this Order at any time upon 180 days written notice accompanied by payment of liquidated damages.

     (b) If Customer terminates this Agreement prior to its expiration date, Customer acknowledges that InterCept will suffer a substantial loss and/or damages that are difficult or impossible to estimate. Accordingly, in an effort to liquidate in advance the sum that should represent the loss or damages which would be actually sustained by InterCept as the result of any such early termination by Customer, Customer shall pay InterCept the following amount as liquidated damages: (i) If Customer pays for the Processing Services on a monthly basis, then such damages shall be equal to 80% of the average total monthly fees for such Processing Services payable by Customer to InterCept for the six months prior to the notice of termination (or for all prior months if this Order has been in effect or InterCept has been providing the Processing Services for less than six months) multiplied by the number of months remaining in the then current term.
          (ii) If the payment period is quarterly, then the liquidated damages shall be equal to 80% of the average of the two quarterly payments immediately preceding the


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          notice  of  termination  multiplied  by  the number of payment periods remaining. (iii) If the payment period is annual, then the damages shall be 80% of the previous annual fee multiplied by the number of payment periods remaining, including partial periods. Customer agrees that such amount is a reasonable estimate of damages that InterCept will incur in the case of such early termination, and that such amount does not constitute a penalty. In addition to the payment of liquidated damages, Customer shall pay immediately all previously invoiced and unpaid amounts.

     (c) Customer may terminate this Order upon the occurrence of any of the following: (i) InterCept's material breach of any provision of this Order if InterCept has not cured or initiated adequate steps to cure such breach or failure within 30 days following written notice of such breach or failure to InterCept; or (ii) InterCept ceases to do business, makes a composition or assignment for the benefit of creditors, becomes bankrupt or insolvent, or is found subject to any provisions of the bankruptcy code concerning involuntary bankruptcy or similar proceeding. If any breach or failure materially affects Customer's ability to conduct its operations in accordance with safe and sound banking practices or materially affects Customer's ability to service its customers, then such notice period shall be shortened to 10 business days. Termination may be immediate or at a future date to allow for a conversion to an alternate product or service provider. In no event shall InterCept be responsible for Customer's costs associated with identification, selection, engagement, or implementation of a replacement vendor.

9.2     Termination  by  InterCept.  InterCept may terminate this Order upon the
        --------------------------
occurrence of any of the following: (i) 180 days written notice prior to the end of the term as set forth in this Order; (ii) Customer's material breach of any provision of this Order if the Customer has not cured or initiated adequate steps to cure such breach or failure within 30 days following written notice of such breach or failure to Customer; or (iii) Customer fails to pay any fee or charge when due. Customer agrees to pay the liquidated damages set forth in section  10.1  if  this  Order  is  terminated  pursuant to (ii) or (iii) above.

10.     COMMUNICATIONS.

10.1     Responsibility.  Customer  shall  bear  all  risk  of loss or damage to
         --------------
items, records, other input data, or Reports and other output data during communication or delivery of such data between the Customer's office and the InterCept System. Customer shall be responsible for and shall pay all charges related to communications between Customer and the InterCept System.

10.2     Equipment  Compatibility.  Customer  agrees  that it is responsible for
         ------------------------
all communications between Customer and the InterCept System. When communicating with, or transferring data to, or receiving data from, the InterCept System, Customer shall, at its own cost and expense, use and maintain only such terminals, modems and other hardware, firmware and software (herein collectively referred to as the "Equipment") as may be compatible with the systems and communications networks of the InterCept System. The Customer's Equipment must be completely compatible with the systems and communications networks of the InterCept System and, if requested by InterCept, Customer shall be responsible for providing sufficient information


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                                                    CONFIDENTIAL_________INITIAL
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about  the  Equipment  to  InterCept  and  for  performing  adequate  tests  to demonstrate that the Equipment is in good working order and completely compatible with the systems and communications networks of the InterCept System.

10.3     Establishing  and  Maintaining Communications.  Unless otherwise agreed
         ---------------------------------------------
by the parties, InterCept shall schedule and arrange for the communications services, including communications equipment installation, with the communication provider. Customer shall be responsible for paying all charges imposed by the provider of the communications equipment, such as the telephone company, for the Equipment installation, as well as for any charges for additional connections or changes to locations or future services. InterCept shall not be responsible for the reliability or continued availability of the telephone lines, communications facilities, or electrical power used by Customer in utilizing the Processing Services provided by InterCept hereunder. InterCept will cooperate with communications vendors as appropriate so that communications between Customer and the InterCept System function properly.

10.4     Communications  Network  Security.
         ---------------------------------

Customer will have installed a Microsoft Windows and Frame Relay based network, which may be provided by InterCept under separate contract or may be provided by the Customer. Customer is responsible for all physical security of Equipment and communication lines at Customer facilities. Customer is responsible for creating and maintaining all applicable policies and procedures relating to security such as requiring authentication that limits access to authorized users only. Customer is responsible for creating and maintaining all Microsoft
Windows system logons as well as monitoring those logons through audit capabilities as provided by Microsoft. Customer is responsible for creating and maintaining all InterCept BancPac application logons as well as monitoring those logons through audit capabilities as provided by BancPac. InterCept is responsible for all physical and systems security for equipment and communication lines located in their facilities.

11. DECONVERSION. Upon Customer's request, InterCept shall furnish one test set and one live set of Customer's data files as of the date specified by the Customer in InterCept's standard machine readable format form along with such information as is reasonable and customary to enable Customer to deconvert from the InterCept System. Requests for media or format other than that stated above may be available for additional charges. Customer files will be delivered provided that Customer consents, agrees, and authorizes InterCept to retain Customer's files until (i) InterCept has been paid in full for all fees for all services provided hereunder through the date such files are returned to Customer, and InterCept has been paid any and all other amounts that are due or will become due under this Order, including, but not limited to, data communication lease obligations, if any; (ii) InterCept has been paid its then current time and materials rates for de-conversion assistance, which is equal to the greater of $10,000 or the two month fee for Data Processing Services as set forth herein, (iii) if this Order is being terminated, InterCept has been paid any applicable termination and cancellation fee pursuant to this Order or Master Agreement, and (iv) Customer has returned to InterCept all InterCept Confidential Information requested by InterCept. Upon Customer's approval, InterCept shall be permitted to destroy customer's files and data any time after 60 days from the final use of such files for processing.


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Each  of  InterCept  and Customer has agreed to these terms and conditions as of the  date  set  forth  below:

Customer: Cherokee Bank, Canton, GA     InterCept, Inc.:


By:___________________________          By:___________________________

______________________________          ______________________________
Print Name                              Print Name


______________________________          ______________________________
Print Title                             Print Title


______________________________          ______________________________
Date                                    Date


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
                                         DATA PROCESSING PROPOSAL FOR NC
                                                  CHEROKEE BANK
                                                   CANTON, GA
                                                    04/26/04

-------------------------------------------------------------------------------------------------------
                Description                                Qty                   List            Ext.
=======================================================================================================

MONTHLY DATA PROCESSING FEE**
=======================================================================================================
Monthly Per Account Fee up to 10448 accounts                           -             0.3501  $        -
Monthly Per Account Fee over 10448 accounts                            -             0.2976  $        -
Includes DDA, Savings, CD's, Loans, GL, Safety
Deposit Box

Monthly Per CIF Record Fee up to 6060 records                          -             0.1746  $        -
Monthly Per CIF Record Fee over 6060 records                           -             0.1484  $        -

                                                                                             ----------
ESTIMATED TOTAL MONTHLY DATA PROCESSING FEE                                                  $        -

                                                                                             ==========
** THESE FEES ARE BASED UPON NUMBER OF ACCOUNT
PROVIDED BY FINANCIAL INSTITUTION.

MINIMUM MONTHLY DATA PROCESSING FEE

=======================================================================================================
Minimum

SUMMARY LIST OF BANCPAC FEATURES

=======================================================================================================
Customer Information File


Demand Deposit Accounts:                        Loans:
     Checking                                          Add-Ons
     NOW                                               Simple Interest
     Money Market                                      Line of Credit
     Savings                                           Home Equity Loans
     Club
     Certificates of Deposit

Integrated General Ledger and Financial
Management
Enterprise Information System with Key Ratios

Individual Retirement Accounting                Cash Sweep Accounts
Safe Deposit Box Processing                     Executive/Tickler Reminder System
Automatic Funds Transfer System                 ACH Interface
Account Analysis                                Signature Card Imaging Module
Overdraft Protection                            Report Writer


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
                         DATA PROCESSING PROPOSAL FOR NC
                                  CHEROKEE BANK
                                    CANTON, GA
                                     04/26/04

---------------------------------------------------------------------------------
Description                                           Qty             List
=================================================================================

MISCELLANEOUS PROCESSING FEES

=================================================================================
Alert Disk (Requested by Regulators)              Each file    $            25.00
Insurance Reporting                               Each file    $            25.00
Credit Bureau Tape                                Each file    $            25.00
Account Reconciliation Issue file/Output file     Each file    $            15.00
IRS Reporting and/or Audit Confirmation Notices   Each notice  $             0.25
Child Support Collection Tape                     Each file    $           200.00
OFAC CIF Sweep                                    Each file             .023/acct
(one time set up fee of $600)                                  $125 mthly minimum
OFAC ACH Screening                                Monthly      $           150.00
(one time set up fee of $250)
SAS 70 Copy                                       Each         $           350.00
Item Center Audit Copy                            Each         $           250.00
Both Sas 70 and Item Center Audit Copy            Both         $           500.00


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                IMAGE/TRADITIONAL ITEM PROCESSING SERVICES ORDER

InterCept agrees to provide Customer with the following Item Processing Services. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions attached thereto. The Parties agree that this Order is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.

This Item Processing Services Order is effective upon execution by both parties. The term of this Order is 60 months (5 years), which shall commence upon the date indicated below (the "Term Commencement Date"):

     -     Date  of  live  conversion

     -     Date  of  renewal  of  an  existing  Data  Processing  Services Order

     -     Date  specified  by  the  Parties:  _________________

The term of this Order shall be extended automatically for additional terms unless, at least 180 days prior to such automatic extension, either party shall deliver written notice upon the other of its intention that such Processing Services shall not be so extended, in which case the Item Processing Services shall continue through the remaining term but shall not be extended absent written agreement by both Parties.

1. DEFINITIONS. Capitalized terms shall have the following meanings. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the General Terms and Conditions.

1.1     "InterCept  System" means the Hardware and Software used by InterCept to
         -----------------
provide  the  Processing  Services  hereunder.

1.2     "Processing  Services"  means the Image/Traditional processing and other
         --------------------
services to be provided by InterCept hereunder and identified in the "IMAGE/TRADITIONAL ITEM PROCESSING DESCRIPTION OF SERVICES" attachment.

2.     SERVICES

2.1     Item  Processing.  InterCept  agrees to furnish to Customer and Customer
        ----------------
agrees to obtain from InterCept the Processing Services for the term set forth herein. Customer may obtain additional products and services offered by InterCept at InterCept's then current prices for such services. In the performance of Item Processing Services, InterCept accepts no liability for the payment of fraudulent, postdated, or otherwise improper documents.

2.2     Data  Retention.  All Data provided to or from InterCept for Customer or
        ---------------
on behalf of Customer involving any third party shall be retained for 60 days following processing, and may be destroyed thereafter, or as otherwise mandated by regulatory guidelines and requirements. If


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
image services are provided under this agreement then images shall be retained by InterCept for the lesser of the term of this agreement or as otherwise mandated by regulatory guidelines and requirements.

2.3     Fees.  Customer  agrees  to pay the fees for such services as identified
        ----
on the "IMAGE/TRADITIONAL ITEM PROCESSING FEES" attachment. If overtime and/or special handling is requested by Customer or is required because of delays not caused by InterCept, Customer agrees to pay InterCept at its then current rates for overtime and/or special handling for production operations and for any associated out-of-pocket expenses.

3. DATA TRANSMISSION. Data Transmission refers to data in electronic or physical form.

3.1     Time  Schedule.  Customer  and  InterCept  shall  establish  a  mutually
        --------------
agreeable Time Schedule for the receipt and delivery of work. Customer acknowledges that such Time Schedule will be constrained by limitations outside of InterCept's control such as but not limited to the courier service provided by Customer, Federal Reserve cutoff tunes, Customer's account processing deadline requirements, and the quantity and quality of the Customer's documents.

3.2     Data  Transmission.  Customer  shall  provide  all data for input to the
        ------------------
InterCept  System  for  processing  in  a format and manner, and within the Time
Schedule, for proper processing. Customer shall be responsible for the authenticity, accuracy, reconstruction capability, and delivery of all information and data submitted to InterCept, and for confirming the accuracy of transaction items received from InterCept. All transaction items received by InterCept are to be deemed approved by Customer. Any error in transaction items is the sole responsibility of Customer. The Customer is responsible for retention and backup of all data and processing records provided to and by InterCept.

4.     COMMUNICATIONS.

4.1     Equipment  Compatibility.  Customer  agrees  to  use  and  maintain only
        ------------------------
terminals, modems, and other Hardware, firmware, and Software (collectively, the "Equipment") compatible with the InterCept System. If requested by InterCept, Customer shall provide sufficient information about the Equipment to allow InterCept to perform tests to demonstrate the compatibility of the Equipment to the InterCept System. Customer shall upgrade Equipment to maintain efficiency and compatibility with the InterCept System at the request of InterCept.

4.2     Establishment of Communications Service.  Unless otherwise agreed by the
        ---------------------------------------
Parties, InterCept shall schedule and arrange for the communications services, including the Equipment installation, with the communications provider. Customer shall be responsible for paying all charges for the purchase and installation of Equipment, as well as any charges for additional connections or changes to locations or future services. InterCept is not responsible for the reliability or continued availability of the telephone lines, communications facilities, or electrical power used by Customer.

4.3     Risk  of Loss.  Customer shall bear all risk of loss or damage to items,
        -------------
records, or other input data, or reports and other output data during communication or delivery of such data between Customer and InterCept.


                                     2 of 8
IP Outsource Terms                                  CONFIDENTIAL_________INITIAL

5. DISASTER RECOVERY. InterCept has in place a disaster recovery plan designed to minimize, but not eliminate, risks associated with a disaster affecting the InterCept System and the Processing Services. InterCept does not warrant that service will be uninterrupted or error free in the event of a disaster. Customer is responsible for adopting a disaster recovery plan relating to disaster's affecting Customer's facilities and for securing business interruption insurance or other insurance necessary for Customer's protection. InterCept shall maintain adequate backup procedures including storage of duplicate record files as necessary to reproduce Customer's records and data. In the event of a service disruption due to reasons beyond InterCept's control, InterCept shall use diligent efforts to mitigate the effects of such an occurrence. Per Section 2.5.c of the Master Agreement, Customer may review InterCept's disaster recovery plan.

6. INSURANCE. InterCept shall maintain fidelity bond coverage for dishonest acts committed by InterCept's personnel, and insurance covering, hazards, including losses caused by fire, disaster, and other events that may interrupt normal service. Such coverages shall be in amounts as determined by InterCept. Upon request, InterCept shall furnish Customer with applicable certificates of insurance.

7.     SERVICE  PERFORMANCE  STANDARDS.

7.1     Availability  of  Communications.  InterCept  shall  ensure  that  the
        --------------------------------
InterCept System and the Processing Services are available for communication between Customer and InterCept during the periods agreed to in the Time Schedule.

7.2     Exclusions.  InterCept  shall  not  be  responsible  for  (i)
        ----------
telecommunications failures, (ii) service interruptions beyond InterCept's control, (iii) delay or failure of any third party courier or delivery service, or (iv) failure of any third party vendor to deliver information, files, magnetic media, products, support or services, or other materials required for InterCept to provide services hereunder. In the event such delays exist without interruption for a period of more than 30 days, Customer or InterCept may elect to terminate this Order without penalty. Customer is under no obligation to make any payments to InterCept for any continuous period of interruption that exceeds 5 consecutive business days.

8.     PROBLEM  REPORTING  AND  RESOLUTION

8.1     Problem  Reporting.  Customer  is  responsible for reporting problems to
        ------------------
InterCept's customer service or operations staff at the contact numbers or addresses provided by InterCept from time to time.

8.2     Problem  Response.  InterCept  shall  respond  to  each reported problem
        -----------------
promptly based on the severity of the problem and its effect on Customer's operations. InterCept shall use reasonable commercial efforts to either resolve each problem or provide Customer with information to allow Customer's personnel to address the problem. In the event the resolution of a reported problem which materially impacts Customer's operations will carry-over to the next business day, InterCept will provide Customer with a status report for the problem and an estimate of the resolution time and course, if possible.


                                     3 of 8
IP Outsource Terms                                  CONFIDENTIAL_________INITIAL

9. THIRD PARTY AUDIT. InterCept shall provide to Customer a copy of any third party service audits of the records of InterCept upon request and payment by Customer of a reasonable and customary charge. If requested, InterCept shall also provide to Customer annual audited financial information at no charge.

10. TERMINATION. Notwithstanding Sections 4.2 and 4.3 of the Master Agreement, InterCept and Customer agree as follows:

10.1     Termination  by  Customer.
         -------------------------

     (a) Customer may terminate this Order at any time upon 180 days written notice accompanied by payment of liquidated damages.

     (b) If Customer terminates this Agreement prior to its expiration date, Customer acknowledges that InterCept will suffer a substantial loss and/or damages that are difficult or impossible to estimate. Accordingly, in an effort to liquidate in advance the sum that should represent the loss or damages which would be actually sustained by InterCept as the result of any such early termination by Customer, Customer shall pay InterCept the following amount as liquidated damages: (i) If Customer pays for the Processing Services on a monthly basis, then such damages shall be equal to 75% of the average total monthly fees for such Processing Services payable by Customer to InterCept for the six months prior to the notice of termination (or for all prior months if this Order has been in effect or InterCept has been providing the Processing Services for less than six months) multiplied by the number of months remaining in the then current term.
          (ii) If the payment period is quarterly, then the liquidated damages shall be equal to 75% of the average of the two quarterly payments immediately preceding the notice of termination multiplied by the number of payment periods remaining. (iii) If the payment period is annual, then the damages shall be 75% of the previous annual fee multiplied by the number of payment periods remaining, including partial periods. Customer agrees that such amount is a reasonable estimate of damages that InterCept will incur in the case of such early termination, and that such amount does not constitute a penalty. In addition to the payment of liquidated damages, Customer shall pay immediately all previously invoiced and unpaid amounts.

     (c) Customer may terminate this Order upon the occurrence of any of the following: (i) InterCept's material breach of any provision of this Order if InterCept has not cured or initiated adequate steps to cure such breach or failure within 30 days following written notice of such breach or failure to InterCept; or (ii) InterCept ceases to do business, makes a composition or assignment for the benefit of creditors, becomes bankrupt or insolvent, or is found subject to any provisions of the bankruptcy code concerning involuntary bankruptcy or similar proceeding. If any breach or failure materially affects Customer's ability to conduct its operations in accordance with safe and sound banking practices or materially affects Customer's ability to service its customers, then such notice period shall be shortened to 10 business days. Termination may be immediate or at a future


                                     4 of 8
IP Outsource Terms                                  CONFIDENTIAL_________INITIAL
          date to allow for a conversion to an alternate product or service provider. In no event shall InterCept be responsible for Customer's costs associated with identification, selection, engagement, or implementation of a replacement vendor.

10.2     Termination  by InterCept.  InterCept may terminate this Order upon the
         -------------------------
occurrence of any of the following: (i) 180 days written notice prior to the end of the term as set forth in this Order; (ii) Customer's material breach of any provision of this Order if the Customer has not cured or initiated adequate steps to cure such breach or failure within 30 days following written notice of such breach or failure to Customer; or (iii) Customer fails to pay any fee or charge when due. Customer agrees to pay the liquidated damages set forth in
Section  10.1  if  this  Order  is  terminated  pursuant to (ii) or (iii) above.

11.     DECONVERSION.

11.1 Upon termination of this Order, InterCept shall dispose of Customer's files as InterCept deems appropriate unless Customer, prior to the date of termination, provides InterCept with written instructions for the disposal of Customer's files. At Customer's expense, InterCept will comply with such instructions to the extent reasonable and feasible. InterCept reserves the right to maintain Customer's data for a period of 60 days following termination of this Order.

11.2 Upon (i) termination of this Order, and (ii) written request by Customer, Customer's files shall be delivered to Customer provided that Customer consents, agrees, and authorizes InterCept to retain Customer's files until (i) InterCept has been paid in full for all fees for all services provided hereunder through the date such files are returned to Customer, and InterCept has been paid any and all other amounts that are due or will become due under this Order;
(ii) if this Order is being terminated, InterCept has been paid any applicable termination and cancellation fee pursuant to this Order or Master Agreement,
(iii) Customer has returned to InterCept all InterCept Confidential Information requested by InterCept, and (iv) Customer pays InterCept's normal costs and fees associated with providing deconversion of Customer's files. Such costs and fees' include but are not limited to shipping and handling fees, media costs, hourly programming fees, and hourly processing fees. Customer acknowledges that InterCept shall have a lien on Customer's files until all such sums are paid. The release of the lien and surrender of possession of the files shall not affect InterCept's claim for any payments due.

11.3 Upon termination of this Order, and (i) At InterCept's option, and (ii) Customer's written request, InterCept may continue to retain Customer's files for the purpose of providing research, image record reprint and report reprint services to Customer based upon InterCept's then current fee schedule.


                                     5 of 8
IP Outsource Terms                                  CONFIDENTIAL_________INITIAL

Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:

Customer: Cherokee Bank, Canton, GA    InterCept, Inc.:


By:___________________________         By:___________________________

______________________________         ______________________________
Print Name                             Print Name


______________________________         ______________________________
Print Title                            Print Title


______________________________         ______________________________
Date                                   Date


                                     6 of 8
IP Outsource Terms                                  CONFIDENTIAL_________INITIAL

            IMAGE/TRADITIONAL ITEM PROCESSING DESCRIPTION OF SERVICES

PROOF  AND  ENCODE
------------------

- Over the counter (teller) work is filmed by the bank, bundled, then routed to InterCept. Debit and Credit totals are established and outgoing Cash Letter items are encoded using InterCept's Image Processing equipment.

CAPTURE
-------

- Over the counter and Incoming Cash letter items are read by the high speed reader sorter. Images of all documents are digitized and stored on magnetic media along with information needed to post and/or track each document.

NSF/UNPOSTED
------------

- All exception items will be reviewed with the bank if necessary and will then be processed by InterCept. This includes preparation and disposition of NSF notices, outgoing return cash letters, and ACH returns. Unposted/unmatched items will be corrected and resubmitted for posting.

INCOMING  RETURNS
-----------------

- InterCept will process Participating Bank's FRB return cash letter. Returned items will be resubmitted, charged back to the customer account or placed in Participating Bank's cash items based on prearranged agreements.

STATEMENT  RENDERING
--------------------

- Imaged statements will be printed, metered and mailed by InterCept for all Checking and Savings accounts based on Participating Bank's instructions. InterCept will also verify enclosure counts, meter and mail statements on non imaged accounts. Any account having an image or document discrepancy (cripple statement) that can not be resolved by InterCept will be forwarded to Participating Bank for handling. At Participating Bank's request, InterCept will insert marketing or other informational material in out-going statements.

RESEARCH  AND  ADJUSTMENTS
--------------------------

- InterCept will conduct any necessary research and make appropriate entries required regarding FRB cash letters processed on behalf of Participating Bank.

DOCUMENT  STORAGE
-----------------

- InterCept will store Participating Bank's physical items at its facility for safekeeping until they are disposed of.


                                     7 of 8
IP Outsource Terms                                  CONFIDENTIAL_________INITIAL

OPTICAL  IMAGE  STORAGE
-----------------------

- InterCept will archive document images from Participating Bank's designated RAID unit to InterCept's Optical Disk system as needed for long term storage.

REPORT  PRINTING
----------------

- All daily and periodic stock paper reports will be printed by InterCept for distribution to Participating Bank.

NOTICES  AND  SPECIAL  FORMS
----------------------------

- Any printed system output requiring special forms will be produced by InterCept for distribution to Participating Bank or its customer.

ELECTRONIC  FILE  TRANSMISSION
------------------------------

- InterCept will transmit captured item data to Participating Bank via high speed data communications for input to Participating Bank's processing system.


                                     8 of 8
IP Outsource Terms                                  CONFIDENTIAL_________INITIAL

                          AMENDED TERMS AND CONDITIONS
                                       FOR
                                  CHEROKEE BANK

The following terms and conditions are in addition to the terms and conditions of the Master Agreement for Provision of Hardware, Software and/or Services, the Data Processing Services Renewal Order and the Item Processing Services Renewal Order between InterCept, Inc and Cherokee Bank (Customer). To the extent they differ from the terms of such other documents, the following terms shall control:

MASTER  AGREEMENT  FOR  PROVISION  OF  HARDWARE,  SOFTWARE  AND/OR  SERVICES

     1.   Section  3.4.  Fee  Adjustments.  This  section is waived with respect
                         ----------------
          to the Data Processing Renewal Order and the Item Processing Order for the first two (2) years of a five (5) year renewal term.

ADDITIONAL  TERMS

     2. Upon written request, InterCept agrees to provide the SAS70 annually at no cost to Customer for the duration of the contract.

     3. InterCept agrees to review EFT/ATM pricing after the bank reaches 50,000 transactions a month. Tiered pricing will be considered at that time.


In witness whereof, each of the undersigned has executed this agreement as of the date first set forth above:

Customer: Cherokee Bank, Canton, GA     InterCept, Inc.:



By:___________________________          By:___________________________

______________________________          ______________________________
Print Name                              Print Name


______________________________          ______________________________
Print Title                             Print Title


______________________________          ______________________________
Date                                    Date


                                     1 of 1
99 Addendum                                         CONFIDENTIAL_________INITIAL

                                          IMAGE/ITEM PROCESSING
                                              PROPOSAL FOR
                                              CHEROKEE BANK
                                               CANTON, GA
                                                04/21/04


YES/NO                DESCRIPTION OF SERVICES                          RATE  UNIT     VOLUME       TOTAL
ITEM PROCESSING SERVICES
------------------------------------------------------------
PROOF ENCODE UP TO 100,999 ITEMS                                     0.0300 Per Item  100,929  $    3,027.87
PROOF ENCODE FROM 101,000 TO 249,999 ITEMS                           0.0225 Per Item        0  $           -
PROOF ENCODE ITEMS OVER 249,999                                      0.0210 Per Item        0  $           -
PROOF CORRECTIONS                                                    1.0000 Per Item           $           -
IMAGE INCLEARING CAPTURE UP TO 100,999 ITEMS                         0.0250 Per Item   47,168  $    1,179.20
IMAGE INCLEARING CAPTURE FROM 101,000 TO 249,999                                            0  $           -
ITEMS                                                                0.0188 Per Item
IMAGE INCLEARING CAPTURE ITEMS OVER 249,999                          0.0175 Per Item        0  $           -
IMAGE/ POD CAPTURE UP TO 100,999 ITEMS                               0.0250 Per Item  100,929  $    2,523.23
IMAGE/ POD CAPTURE 101,000 TO 249,999 ITEMS                          0.0188 Per Item        0  $           -
IMAGE/ POD CAPTURE ITEMS OVER 249,999                                0.0175 Per Item        0  $           -
COURIER-TO FED OR CORRESPONDENT                                            Pro Rated

BACK OFFICE SERVICES
------------------------------------------------------------
RETURN ITEMS (NSF)                                                   2.0000 Per Item      442  $      884.00
QUALIFY RETURNS (In addition to Return Item Fee)                     0.1000 Per Item        0  $           -
EXCEPTION PROCESSING - Non post correction etc.                      2.0000 Per Item           $           -
RESEARCH AND SUBPOENAS - one hour minimum                           27.5000 Per Hour           $           -
ITEM RETRIEVAL - pulling original Item out of storage                5.0000 Per Item           $           -
IMAGE COPY                                                          1.5000 Per image           $           -
FAX IMAGE COPY                                                      1.0000 Per Image           $           -
ITEM FINE SORTING                                                    0.0020 Per item           $           -
FED ADJUSTMENTS                                                      5.0000 Per item        7  $       35.00

BANK CUSTOMER SERVICE - CHECK IMAGE VIEWING
------------------------------------------------------------
Netlmage ON-LINE CHECK IMAGE VIEWING (Bank Use and/or
  Customer Use via Internet Connection)*
 ($200 Flat Fee)                                                   200.0000 Flat Fee        1  $      200.00

ARCHIVAL SERVICES
------------------------------------------------------------
CD-ROM long term archival research - POD Captured Items               25.0000 Per CD           $           -
CD-ROM long term archival research - Statements with Images           25.0000 Per CD           $           -

STATEMENT RENDERING SERVICES
------------------------------------------------------------
IMAGE STATEMENT RENDERING: process, print, fold
  and render per account
    COMMERCIAL                                                  1.3500 Per Statement      897  $    1,210.95
    NON - COMMERCIAL                                            0.7500 Per Statement    3,633  $    2,724.75
    SAVINGS ACCOUNTS                                            0.3500 Per Statement      412  $      144.20
    Non-IMAGE STATEMENTS                                      10.0000 Per Statement         4  $       40.00
MARKETING INSERTS - per insert/per statement                       0.0500 Per insert
NSF NOTICE PRINT-WITH IMAGE                                        0.0500 Per Notice
NSF NOTICE PRINT-NO IMAGE                                            0.03 Per Notice
NSF RENDER                                                            0.1 Per Notice
NOTICE PRINTING                                                    289.4063 Flat Fee        1  $      289.41
                                                                                               -------------
               TOTAL MONTHLY INVESTMENT                                                        $   11.969.20
------------------------------------------------------------                                   =============


                                     1 of 2
OS.IP.SOUTHEAST                                     CONFIDENTIAL_________INITIAL

MONTHLY MINIMUMS
------------------------------------------------------------
MONTHLY MINIMUMS DO NOT INCLUDE PASS THRU                                  $1,500.00
ITEMS

POSTAGE
------------------------------------------------------------
POSTAGE                                                                      At Cost

CUSTOMER TO PROVIDE
------------------------------------------------------------
Statement Envelopes
Courier- Deliveries and Pickups


                                     2 of 2
OS.IP.SOUTHEAST                                     CONFIDENTIAL_________INITIAL

                       ELECTRONIC FUNDS TRANSFER SERVICES
                                    ORDER FOR
                                  CHEROKEE BANK
                                   CANTON, GA

InterCept agrees to provide Customer with the following products and services described below. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions. The Parties agree that this Agreement is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.

This Electronic Funds Transfer Services Order is effective upon execution by both parties. The term of this Order is ____ years, which shall commence upon the date indicated below (the "Term Commencement Date"):

     - The first day of the first full month during which the services are provided.

     -    Date  of  renewal  of  an  existing Electronic Funds Transfer Services
          Order

     -    Date specified by the Parties: _________________

The term of this Order shall be extended automatically for additional terms unless, at least 180 days prior to such automatic extension, either party shall deliver written notice upon the other of its intention that such Services shall not be so extended, in which case the Services shall continue through the remaining term but shall not be extended absent written agreement by both Parties.

DESCRIPTION  OF  SERVICES:
For  ATM  Services  see  the  attached  ATM  SERVICES  DESCRIPTION.
For  Debit  Services  see  the  attached  DEBIT  SERVICES  DESCRIPTION.
For  Secure  Debit  Services  see  the  attached  ADDENDUM  SECURE DEBIT PROGRAM
SERVICES.
For Principal Services see the attached PRINCIPAL SERVICES DESCRIPTION. For Script Services see the attached SCRIPT SERVICES DESCRIPTION.

ADDITIONAL  TERMS  AND  CONDITIONS
----------------------------------

- InterCept will not be held responsible for any settlement issues or deficiencies not reported to InterCept within 48 hours of settlement date.
- Notwithstanding any provision herein to the contrary, InterCept specifically reserves the right to adjust at any time pass through costs, telecommunications, and other outside InterCept costs directly associated with providing the services described in this Agreement, when incurred by InterCept. InterCept will send a statement of the compensation due at the end of each month and Customer shall make payment thereof within fifteen
     (l5) days of the billing date.


                                     1 of 3
                                                    CONFIDENTIAL_________INITIAL

- InterCept shall have the right to setoff against Customer's account(s) any indebtedness which Customer owes InterCept, at anytime before or after the termination of this Agreement or extension(s) hereof, without further notice to or demand on Customer and whether the indebtedness to InterCept is now existing or hereafter arises.
- Notwithstanding any provision herein to the contrary, if the Customer terminates this Agreement prior to its expiration date, the parties hereto acknowledge that InterCept will suffer a substantial loss and/or damages that are difficult or impossible of accurate estimation. Accordingly, in an effort to liquidate in advance the sum that should represent the loss or damages which would be actually sustained by InterCept, as a result of any such early termination by Customer of any services provided by this Agreement or any Addendum made a part hereof, Customer shall give InterCept one hundred twenty (120) days advance written notice and thereafter shall pay InterCept an amount equal to eighty (80%) percent of the "Estimated Remaining Service Fees" for the service(s) being discontinued. Such fees shall be calculated by multiplying the average monthly service fees received by InterCept for the three (3) months immediately preceding notice of early termination by the number of months remaining under the term of this Agreement. The parties agree that such amount is a reasonable estimate of damages lnterCept will incur in the case of such early termination and is liquidated damages and not a penalty.
- Customer agrees InterCept will be the sole provider of these services during the term of this agreement and any and all subsequent terms.
- Before signing, pricing is- guaranteed for 45 Days from the date on the attached proposal.
- Pricing does not include applicable taxes, travel expenses and shipping charges.


                                     2 of 3
                                                    CONFIDENTIAL_________INITIAL

                       ELECTRONIC FUNDS TRANSFER SERVICES
                                    ORDER FOR
                                  CHEROKEE BANK
                                   CANTON, GA

Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:

Customer: Cherokee Bank, Canton, GA     InterCept, Inc.:


By:___________________________          By:___________________________

______________________________          ______________________________
Print Name                              Print Name


______________________________          ______________________________
Print Title                             Print Title


______________________________          ______________________________
Date                                    Date

This document and the information contained therein are CONFIDENTIAL and provided to Customer for internal use only. The document and information may not be distributed or viewed by any third party without the written permission of InterCept, Inc.


                                     3 of 3
                                                    CONFIDENTIAL_________INITIAL

                            ATM SERVICES DESCRIPTION

InterCept agrees to provide Customer with the following ATM Services. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions attached thereto. The Parties agree that this Description is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.

1. DEFINITIONS. Capitalized terms shall have the following meanings. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the General Terms and Conditions.

1.1     "Terminals"  mean  an ATM or other financial terminal or device owned or
         ---------
controlled by Customer and to be connected to the InterCept System for transaction routing and processing hereunder.

1.2     "Access  Cards" mean ATM and other terminal access cards issued by or on
         -------------
behalf  of  Customer  to  its  customers  for  use  of  the  Terminals.

1.3     "InterCept  System"  means  the  transaction  processing  system used by
         -----------------
InterCept  to  provide  the  EFT  Services.

1.4     "EFT  Services"  mean the electronic funds transfer and related services
         -------------
to  be  provided  by  InterCept  hereunder.

2.     ATM  SET-UP  AND  TURNKEY  INSTALLATION.

2.1     Equipment Installation and Coordination.  InterCept shall coordinate all
        ---------------------------------------
vendors for the installation of all computer hardware and computer software, related telecommunications equipment, and lines under control of InterCept, and all other equipment or software required for InterCept to perform and deliver the EFT Services.

2.2     ATM  Screen  and Receipt Set-Up.  InterCept shall create CRT screens and
        -------------------------------
receipt information for Customer's Terminals to meet the requirements of the Electronic Funds Transfer Act (15 USC Sec. Sec. 1693 et seq.) and Regulation E (12 CFR Part 205), as amended from time to time.

2.3     Down  Load.  InterCept shall create and maintain an ATM program load for
        ----------
Customers' Terminals having access to the InterCept System. InterCept shall transmit this program and run test transactions at each Terminal site to assure proper operation.

2.4     Completion  of  Network Database Set-up Forms.  InterCept shall complete
        ---------------------------------------------
and submit-to shared transaction networks any terminal database set-up forms required by the network.

2.5     Mass  Card  Issue.  Customer may contract with InterCept for the initial
        -----------------
mass issue of Access Cards. Customer agrees to define the criteria for Access Cards to be issued to its customers. Customer must provide InterCept with the design of the Access Cards and camera ready artwork for graphics to be included on the Access Cards.


                                     4 of 8
ATM Services Description                            CONFIDENTIAL_________INITIAL

2.6     Installation  of  Telephone Lines.  InterCept shall order and coordinate
        ---------------------------------
the installation of the telephone and communication lines required to connect the Terminals to the InterCept System.

2.7     Communications  Hardware  Installation.  InterCept  shall  program  and
        --------------------------------------
install communication equipment for the Terminals as necessary to connect the Terminals to the InterCept System.

2.8     Training.  InterCept  shall  provide training to Customer's personnel on
        --------
the balancing of system, ATM Audit Tape, and Shared Network Balancing Reports as part of the set-up service. Following implementation, InterCept shall make additional training available to Customer at InterCept's then current rates for such services.

2.9     ATM  Manager.  Customer agrees to provide a representative of management
        ------------
with decision-making authority to work with InterCept to coordinate the installation of ATM(s) and/or conversion of ATM(s) to InterCept's computer.

3.     NETWORK  SPONSORSHIP.

3.1 InterCept's ability to provide the services in this Description may be contingent upon Customer obtaining financial institution sponsorship into the shared transaction network(s) in which Customer wishes to participate. InterCept shall only render network related services concurrently with network sponsorship, and each of InterCept and Customer agree to comply with the by-laws and other operating regulations of the shared transaction network. Customer and/or its agents shall provide proof of sponsorship to InterCept by providing a copy of the executed Agreement between Customer and each network sponsor.

3.2 Customer authorizes InterCept to provide an executed copy of this Description upon request to Customer's network sponsor. Customer further authorizes InterCept to have periodic contact with sponsor on Customer's behalf.

3.3 If InterCept is notified in writing by the Customer's financial institution sponsor of its intent to withdraw sponsorship of the Customer, network related services specified under this Description shall be immediately withheld by InterCept until such time as Customer obtains another network sponsor.

3.4 InterCept shall not be liable for any fines or penalties assessed by any shared transaction network against Customer or its financial institution sponsor in the event Customer has failed to comply with signage, notification, terminal operating regulations, or any other requirement as specified by the shared transaction network.


                                     5 of 8
ATM Services Description                            CONFIDENTIAL_________INITIAL

4.     ATM  SUPPORT  AND  ON-GOING  SERVICES.

4.1     Transaction Routing.  InterCept will interface directly to the Terminals
        -------------------
via telephone or other communications lines and will route each transaction received from a Terminal that is initiated with an Access Card and proper PIN.

4.2     Processing  Interface.  InterCept  agrees  to  provide  a  transaction
        ---------------------
processing interface to each Terminal via telephone circuits. Upon completion of the transaction authorization process, InterCept shall forward the authorization response to the Terminal for the completion of the transaction.

4.3     Network  Connections.  InterCept  will  connect the Terminals to -shared
        --------------------
transaction networks on behalf of the Customer. InterCept will comply with all network operating system regulations and maintain communications with the network for transaction authorization purposes. InterCept will forward all transaction requests from each Terminal to the appropriate shared network for authorization. InterCept will monitor and log all transaction requests regardless of disposition for reporting and balancing purposes.

4.4     Reports.  InterCept  will  create  a  balancing  report  for  networks.
        -------
Network activity will be maintained by Terminal and in chronological order. Reports created by the shared networks and received by InterCept are summarized and forwarded to the Customer via data transmission.

4.5     Communications  Monitoring.  If  applicable,  InterCept will monitor all
        --------------------------
data communications circuits between the Terminals and the InterCept System for continuous operation. Upon detection of a telephone line failure, InterCept will notify the appropriate communications service provider and maintain such monitoring activity until restoration of service.

4.6     Monitoring  Services.  If  applicable,  InterCept will regularly monitor
        --------------------
the operating condition of each Terminal. InterCept will report malfunctions via an automatic notification system per Customer's instructions.

4.7     Balancing  Reports.  InterCept  will  provide  reports  necessary  for
        ------------------
Customer to balance Terminal transactions daily and provide other related management reports necessary to provide accurate and efficient Terminal operation. Customer agrees to balance reports to their General Ledger daily and to notify InterCept within 2 business days of any out-of-balance situation.

4.8     ATM  Activity  Database.  InterCept  will  provide  Customer information
        -----------------------
regarding current Terminal activity for use in determining timing of currency and supply replenishment. Information is available via Customer's administrative terminal.

4.9     Retention  of  Back-Up  Records.  InterCept  agrees to retain historical
        -------------------------------
files to allow Customer to receive records in the event of an emergency. These files will be backed-up daily and stored at a location separate from InterCept.

4.10     Shared  Network  Interface Service.  A shared network interface service
         ----------------------------------
allows Customer's cardholders to access their accounts through third party terminals which are connected to the shared network, and to allow third party customers to access their accounts with other


                                     6 of 8
ATM Services Description                            CONFIDENTIAL_________INITIAL
institutions though Customer's Terminals. Transaction authorization requests are received from the shared network switch by InterCept for authorization approval. InterCept shall authorize transactions based on the authorization option selected below (a, b, c, d). InterCept shall provide balancing reports daily to assist the Customer in reconciling shared network transaction activity in conjunction with reports provided by the shared network.

      (a)     -     Positive  Balance  File Authorization Option. InterCept will maintain a record for each of Customer's cardholders. Each record will contain certain balance information and authorization limits of the Customer's cardholders.

These records will comprise a positive balance authorization file. This file will be updated on a frequency defined by the Customer (normally daily) through computer to computer transmission. InterCept will provide Customer with a daily data file of transactions authorized by InterCept in ACH format.

     (b)     -     Host  Authorization Network Interface Option.  InterCept will maintain a host to host interface between InterCept's system and Customer's system This interface will provide for the routing of foreign transaction requests at the Customer's Terminals to the appropriate network for disposition as well as the routing of Customer's cardholder requests at network ATMs to Customer's computer for authorization. InterCept will monitor and maintain all data communication circuits between Customer's computer and InterCept's computer. Additionally, InterCept will provide appropriate network reports to Customer.

     (c) - Positive Parameter File Authorization Option. InterCept will maintain a cardholder file and authorize transactions based on a limit defined by the Customer for a specified period of time. The Customer will use an administrative terminal required by InterCept to establish cardholder parameters in InterCept's central system. InterCept agrees to provide a data file of transactions authorized in ACH format, and such file shall be available daily for customer access.

     (d) - Negative File Authorization Option. InterCept will maintain a negative file and authorize transactions based on an institution limit defined by the Customer for a specific period of time. The Customer will use an administrative terminal provided by InterCept to update the negative file in InterCept's system InterCept agrees to provide a data file of transaction authorized in ACH format, and such file shall be available daily for Customer access.


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ATM Services Description                            CONFIDENTIAL_________INITIAL

Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:

Customer: Cherokee Bank, Canton, GA     InterCept, Inc.:


By:___________________________          By:___________________________

______________________________          ______________________________
Print Name                              Print Name


______________________________          ______________________________
Print Title                             Print Title


______________________________          ______________________________
Date                                    Date


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ATM Services Description                            CONFIDENTIAL_________INITIAL

                         DEBIT CARD SERVICES DESCRIPTION

InterCept agrees to provide Customer with the following Debit Services. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Temps and Conditions attached thereto. The Parties agree that this Description is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified by in writing by the Parties.

1. DEFINITIONS. Capitalized terms shall have the following meanings. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the General Terms and Conditions of the Master Agreement.

"Debit  Services" mean the debit services and related services to be provided by
 ---------------
InterCept  hereunder.

2.     DEBIT  MASTERCARD(R)  SUPPORT  SERVICES;  MAESTRO(R)  SUPPORT  SERVICES

2.1     DebitMasterCard/Maestro Transaction Processing.  InterCept shall provide
        ----------------------------------------------
the interface for Customer's card base and provide for authorization as specified for transactions received from MasterCard or other approved source which are the result of Customer's cardholders accessing participating devices with authorized debit cards. After the transaction has been selected and performed by the consumer, it will be forwarded to InterCept for disposition. Upon completion of the transaction authorization process, InterCept will forward the authorization response to the terminal for the completion of the transaction as per the authorization response. Each transaction will be forwarded to Customer's processing center for posting upon settlement to InterCept via network All transactions, regardless of disposition, are logged by InterCept for reporting and balancing purposes.

2.2     Shared  Network  Interface and Support.  Shared network service provides
        --------------------------------------
for the authorization of eligible cardholders accessing MasterCard authorized devices in the network. InterCept will maintain a host to host interface between InterCept's computer(s) and the appropriate shared network for authorization. This interface will also provide for the routing of transaction requests by the Customer's cardholders to InterCept for authorization. InterCept will monitor all data communication circuits between the network(s) and InterCept's computer.

2.3     Completion  of  Network Database Set-up Forms.  InterCept shall complete
        ---------------------------------------------
and  submit  any  database  set-up  forms  required  by  the  network.

2.4     Mass  Card  Issue.  Customer  may contract with InterCept to provide for
        -----------------
initial mass issue of debit cards. Customer agrees to define criteria for cards to be issued to its customers. Customer must provide InterCept with the design of the debit card, within those parameters specified by MasterCard, and provide InterCept or its representative with camera ready art work for submission to MasterCard for approval.


                                     1 of 4
Debit Card Services Description                     CONFIDENTIAL_________INITIAL

2.5     Customer  Card Issue Criteria.  Customer shall be solely responsible for
        -----------------------------
determining the creditworthiness of each of Customers' eligible cardholders and shall be responsible for any subsequent losses and/or chargebacks and any respective associated administrative costs, whether by cardholder or by other fraudulent means, as specified in this description or under the appropriate regulations governing the issuance of this instrument as applicable in either Regulation E, Regulation Z, or other regulations as published by the Federal Reserve System.

2.6     Error/Dispute Resolution.  The Agent Institution will be responsible for
        ------------------------
the timely resolution of errors/disputes and notification to cardholders as defined by Regulation E. The Agent Institution will handle monetary entries to customer accounts and will establish and maintain a general ledger account for this purpose. InterCept shall serve in an advisory capacity on dispute resolution. The Agent Institution shall forward dispute claims to InterCept. InterCept shall review such claims for MasterCard chargeback eligibility and process all such eligible claims. InterCept shall obtain draft copies, enter chargebacks, and make appropriate entries to the Agent Institution's clearing accounts. InterCept shall work with Agent Institution in connection with any chargeback returned for recharge to a cardholder account. Assuming that InterCept complies with all Association Guidelines related to chargeback processing, Customer is ultimately responsible for any losses incurred by disputed transactions.

2.7     Transaction  Authorization  Requests.  InterCept  will connect to shared
        ------------------------------------
network(s) on behalf of the Customer. InterCept will comply with all network operating system regulations and maintain appropriate communications with the network and/or gateway provider for transaction authorization purposes.
InterCept will forward all transaction authorization requests from Customer's cardholders to the appropriate authorization source as specified by Customer. InterCept will monitor and log all transaction requests for reporting and balancing purposes.

2.8     Network  BalancingReports.  InterCept  will  create and make available a
        -------------------------
balancing report for all network activity which will be maintained in chronological order with ATM & POS transactions. Reports created by the shared networks are received by InterCept and forwarded to Customer, when requested, via data transmission.

2.9     Miscellaneous  Services.  InterCept  will  provide miscellaneous support
        -----------------------
services, including lost and stolen card statusing and chargeback adjustment data entry to Customer as required.

2.10     Balancing  Reports/Training.  InterCept  will provide reports necessary
         ---------------------------
for Customer to balance transactions daily and provide other related management reports. Transaction reports will list all transactions and their dispositions in chronological order with all ATM & POS transactions. Customer shall balance reports to their General Ledger daily and notify InterCept within 48 hours of any out-of-balance situation. Customer shall provide a representative to work with InterCept to coordinate set-up and conversion to InterCept's system. InterCept shall provide training to such representative on the balancing of system and network reports, as part of the set-up service. Following implementation, InterCept shall make additional training available to Customer at InterCept's then current rates for such services.

2.11     Administrative  Terminal.  Customer  shall  provide-  an IBM compatible
         ------------------------
personal computer to be used in an administrative terminal capacity, technical specifications to be agreed upon at time of contract execution and updated by Customer as necessary. Customer shall, if required,


                                     2 of 4
Debit Card Services Description                     CONFIDENTIAL_________INITIAL
purchase from InterCept terminal emulation board and software to be used in administrative terminal.

2.12     Automated  Transaction  Fee  Settlement  and  Statement  Processing via
         -----------------------------------------------------------------------
InterCept. InterCept shall settle transactions performed by Customer's cardholders daily. Customer agrees that InterCept shall be the settlement agent for all transactions performed by Customer's cardholders processed by InterCept.

2.13     Shared  Network  Authorization  Service.  Shared  network authorization
         ---------------------------------------
service provides for the authorization by InterCept of transactions initiated by Customers' Debit MasterCard(C) cardholders accessing any participating terminal. InterCept will authorize all transactions received from MasterCard or from the shared network by InterCept based on the authorization option selected below (1 or 2). Balancing reports will be provided by InterCept daily to assist the Customer in reconciling transaction activity in conjunction with reports provided by the shared network.

     (1) - Positive Balance File Authorization Option. InterCept will maintain a record for each of Customers' cardholders. Each record will contain certain balance information and authorization limits of the Customer's cardholders. These records will comprise a positive balance authorization file. This file will be updated on a frequency defined by the Customer through computer to computer transmission. InterCept will provide Customer with a daily data file of transactions authorized by InterCept in ACH format.

     (2)     -     Host  Authorization  Network  Inter  Option.  InterCept  will maintain a host to host interface between InterCept's system and Customer's system. This interface will provide for the routing of transaction requests by Customers' Debit MasterCard or Maestro cardholders at participating MasterCard terminals from InterCept to Customer's computer for authorization. InterCept will monitor and maintain all data communication circuits between Customer's computer and InterCept's computer. Additionally, InterCept will provide appropriate network reports to Customer. Customer agrees to respond to transaction requests within the defined time frame set forth by InterCept and MasterCard.

3.     NETWORK  SPONSORSHIP.

3.1 InterCept's ability to provide the services in this Description may be contingent upon the Customer obtaining network financial institution sponsorship into the shared transaction network(s) in which Customer wishes to participate. InterCept shall only render network related services concurrently with network sponsorship, and each of InterCept and Customer agree to comply with the by-laws and other operating regulations of the shared transaction network Customer and/or its agents shall provide proof of sponsorship to InterCept by providing a copy of the executed Agreement between Customer and each network sponsor.

3.2 Customer authorizes InterCept to provide an executed copy of this Description upon request to Customer's network sponsor. Customer further authorizes InterCept to have periodic contact with sponsor on Customer's behalf.

3.3 If InterCept is notified in writing by the Customer's financial institution sponsor of its intent to withdraw sponsorship of the Customer, network related services specified under this


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Debit Card Services Description                     CONFIDENTIAL_________INITIAL

Description shall be immediately withheld by InterCept until such time as Customer obtains another network sponsor.

3.4 InterCept shall not be liable for any fines or penalties assessed by any shared transaction network against Customer or its financial institution sponsor in the event Customer has failed to comply with signage, notification, terminal operating regulations, or any other requirement as specified by the shared transaction network.

Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:

Customer: Cherokee Bank, Canton, GA     InterCept, Inc.:


By:___________________________          By:___________________________

______________________________          ______________________________
Print Name                              Print Name


______________________________          ______________________________
Print Title                             Print Title


______________________________          ______________________________
Date                                    Date


                                     4 of 4
Debit Card Services Description                     CONFIDENTIAL_________INITIAL

                                    ADDENDUM
                          SECURE DEBIT PROGRAM SERVICES

InterCept agrees to provide Customer with the following Secure Debit Program Services. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions attached thereto. The Parties agree that this Description is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified by in writing by the Parties.

1.     DEFINITIONS.  Capitalized  terms  shall  have  the  following  meanings.
       -----------
Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the General Terms and Conditions of the Master Agreement.

"Customer"  means  the financial institution whose name appears on the signature
 --------
page  hereto.

"Debit  Card(  s)"  means  Debit  MasterCard  and/or VISA Check Card debit cards
 ----------------
issued  by  Customer.


"Fraud  Detection  Services"  means the fraud detection and other services to be
 --------------------------
provided  hereunder  by  InterCept  using  its  Neural  Network.


"Fraud  Indemnification"  means  the  indemnification  of  certain  losses  by
 ----------------------
InterCept,  as  more  fully  described  in  Section  7  of  this  Addendum

"Neural Network" means the computer software and systems maintained by InterCept
 --------------
which use predictive software techniques to capture payment card usage patterns and detect fraudulent transactions.

2.     NEURAL  NETWORK  SERVICES.

2.1 Customer hereby engages InterCept to provide Fraud Detection Services to Customer and its cardholders. Using its Neural Network, InterCept will make every reasonable effort to identify potential fraudulent Debit Card transactions.

2.2 When the Neural Network detects a potentially fraudulent transaction, InterCept may decline the transaction, place a "hold" on the Debit Card to prevent any further transactions, and/or promptly contact by telephone either the cardholder or an individual designated by the Customer. Customer hereby authorizes InterCept to decline Debit Card transactions that appear suspicious in InterCept's sole discretion and to contact cardholders to confirm transaction activity as deemed appropriate in InterCept's sole discretion.

2.3 InterCept shall operate the Neural Network 24 hours per day, seven days per week (except for certain down times as described in Section 2.6). InterCept's call center shall operate from 8:00 a.m. to 9:00 p.m., 7 days per week Customer acknowledges that potential fraudulent


                                     1 of 5
Secure Debit Agreement                              CONFIDENTIAL_________INITIAL
transactions detected by the Neural Network during hours when the call center is closed will be addressed when the call center reopens.

2.4 Only Debit Cards issued by Customer are eligible for Fraud Detection Services. InterCept will not provide Fraud Detection Services for any other payment cards, including, but not limited to, financial institution branded automated teller machine (ATM) cards.

2.5 Customer understands that the Fraud Detection Services are intended to detect and prevent potential fraudulent Debit Card activity. However, Customer acknowledges that (a) no fraud detection tool is one hundred percent accurate, and (b) it is likely that some fraudulent transactions will go undetected by the Neural Network and that some non-fraudulent transactions may be scored as potential fraud and declined.

2.6 Customer understands that InterCept's Neural Network occasionally may be unavailable for short periods of time due to maintenance, enhancements, upgrades and similar activities. Although InterCept will use its best efforts to keep these periods of unavailability as short as reasonably possible, Customer acknowledges that fraudulent transactions may occur during these periods.

3.     TERM.  The  term  of  this Addendum shall be for a period of one (1) year
       ----
beginning upon execution by both InterCept and Customer and shall automatically renew for additional one (1) year periods at the end of each term. Either party may terminate this Addendum upon thirty (30) days notice to the other party. This Addendum shall automatically terminate and all services provided hereunder shall cease if either InterCept or Customer terminates the Master Agreement for Debit Card Services between the parties hereto.

4.     RESPONSIBILITIES  OF  CUSTOMER.  InterCept's  obligation to provide Fraud
       ------------------------------
Detection Services shall be contingent upon Customer's compliance with the following:

4.1 Customer will use its best efforts to keep current on InterCept's database all information regarding holders of Debit Cards issued by Customer, including, but not limited to, each cardholder's date of birth, day and evening telephone numbers, address and Social Security number.

4.2 Customer agrees to use reasonable efforts to contact its cardholders regarding potentially fraudulent Debit Cards and shall provide InterCept with any information obtained from a cardholder regarding such Debit Cards.

5.     LIMITATION  OF  LIABILITY.

5.1 INTERCEPT WILL NOT BE LIABLE FOR LOSS OF PROFITS, LOSS OF BUSINESS OR CUSTOMERS, OR FOR INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES SUFFERED BY CUSTOMER, HOLDERS OF DEBIT CARDS OR OTHERS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE SERVICES PROVIDED HEREUNDER, HOWSOEVER CAUSED (INCLUDING, BUT NOT LIMITED TO, TORT, CONTRACT, NEGLIGENCE AND BREACH OF WARRANTY). InterCept disclaims all liability to Customer for, and Customer shall indemnify and hold InterCept harmless from, any and all demands, claims, -actions, losses, damages, liabilities,


                                     2 of 5
Secure Debit Agreement                              CONFIDENTIAL_________INITIAL
costs, and expenses, including reasonable fees and expenses of counsel, arising in connection with any of the following:

     (a) ANY occurrence of fraud in connection with a Debit Card (unless Customer elects the Fraud Indemnification option described in Section 7 of this Addendum);

     (b) Neural Network system downtime for maintenance, enhancements, upgrades, and similar activities;

     (c) the application of a low risk score when a transaction was actually fraudulent;

     (d) the application of a high risk score which results in blocking use of a Debit Card which is not involved in fraudulent activity;

     (e) any failure by InterCept to decline a fraudulent transaction or to notify Customer or cardholder of a fraudulent transaction;

     (f)  any  decline  of  anon-fraudulent  transaction;  or

     (g) a cardholder's inability to use his or her Debit Card due to InterCept placing a temporary restriction on  a  Debit  Card  which  InterCept  determines  to  be potentially fraudulent.

6.     NEURAL  NETWORK  MONITORING  FEES.  No fees ("Monitoring Fees") for Fraud
       ---------------------------------
Detection Services will be charged for any month during the term of this Addendum in which Customer maintains a Penetration Rate of 90% or greater.
"Penetration Rate" for each month hereunder is calculated on the last day of such month by dividing the number of holders of Debit Cards issued by Customer by the sum of (x) the number of holders of Debit Cards and (y) the number of self-branded automated teller machine (ATM) cards issued by Customer. Customer has ninety (90) days from the effective date of this agreement to reach the Penetration Rate described above. Following that initial 90 day period, during any month that the Penetration Rate is less than 90%, Customer will pay
Monitoring  Fees  to  InterCept  in  an  amount  determined  as  follows:

     (a) $0.02 for each signature-based transaction attempt by a holder of a Debit Card issued by Customer during such month; and

     (b) $100.00 per 1,000 Debit Card accounts (or pro-rata portion thereof) on the last day of such month.

7.     OPTIONAL  INDEMNIFICATION  SERVICES.

7.1 In addition to Fraud Detection Services, Customer may also engage InterCept for Fraud Indemnification. If Customer chooses this option, InterCept will indemnify Customer against any loss sustained by Customer (other than an Excluded Loss, as defined below) due to any debit card transaction by an unauthorized person who uses (a) any lost or stolen Debit Card or Debit Card number or (b) any counterfeit Debit Card or Debit Card number purportedly issued by


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Secure Debit Agreement                              CONFIDENTIAL_________INITIAL

Customer; provided, however, that Customer shall be responsible for the initial $50.00 of any loss applicable to a Debit Card number.

7.2 Notwithstanding the foregoing, InterCept will not indemnify Customer for any of the following losses (each of which shall be an Excluded Loss):

     (a) losses due to the cardholder's attempt to commit fraud against Customer.

     (b) PIN-based cardholder losses where the cardholder has disclosed the PIN number to any other party, including, but not limited to, disclosure by writing the PIN number on or near the card.

     (c) losses due to any action or omission of any employee or agent of Customer.

     (d) losses due to disputed transactions between Customer, cardholder, and merchant, such as lack of service, non-receipt, duplicate postings, and differences in posting amount and receipt.

     (e) losses resulting from lost interest, bank fees, returned check fees, overdraft fees, or any other charge incurred by a cardholder due to reductions in an account's available balance as a result of a fraudulent transaction.

     (f) losses above InterCept's then-current guidelines for daily point-of-sale maximum amount. As of the date of this document, such amount is $1,200.00. InterCept reserves the right to increase or decrease this amount at any time and will provide Customer written notice thereof. In the event that Customer raises any cardholder's limit above that amount, Customer shall be responsible for any losses incurred over that daily limit.

     (g) losses that result from any cards which are not Debit Cards, including Customer's original issue of automated teller machine cards.

8.     CUSTOMER  RESPONSIBILITIES.

8.1 The Fraud Indemnification provided by InterCept is conditioned upon Customer providing InterCept notice of any occurrence upon which Customer intends to base a claim of indemnification hereunder within 60 days of such occurrence. InterCept shall have full authority to investigate and take legal action with regard to such occurrence, and Customer shall provide reasonable assistance and cooperation to enable InterCept to investigate and take legal action with regard to such occurrence.

8.2 Customer agrees that InterCept shall have the right to contact cardholders during the investigation of any occurrence for which Customer is malting a claim hereunder. Further, Customer agrees to use best efforts to obtain an affidavit from any such cardholder, attesting to his or her lack of involvement in the occurrence and his or her willingness to assist in any investigation and legal action relating thereto.


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
8.3 Within 24 hours of receiving notice from a cardholder that a Debit Card has been lost, stolen or compromised, Customer shall report such notice to InterCept so that the Debit Card may be included on the MasterCard Warning Bulletin or Visa Exception File (as applicable) for such period of time as is necessary (recommended minimum of 6 months) to protect against attempted fraudulent transactions. Customer shall pay all charges and costs incurred for inclusion of the Debit Card on the MasterCard Warning Bulletin or Visa Exception File.

9.     FRAUD  INDEMNIFICATION  FEES.  For  each  month  during  the term of this
       ----------------------------
Addendum, Customer will pay InterCept a fee (the "Fraud Indemnification Fee's in an amount equal to 10% of Customer's gross monthly interchange fee income arising from Debit Cards. The Fraud Indemnification Fee is in addition to any Monitoring Fees owed by Customer and is not eligible for a waiver as is the Monitoring Fee.

10.     CUSTOMER  MUST  SELECT ONE OF THE FOLLOWING TWO OPTIONS FOR SECURE DEBIT
SERVICES:

     (a) - FRAUD DETECTION SERVICES AND FRAUD INDEMNIFICATION. Customer elects to receive both Fraud Detection Services and Fraud Indemnification. All sections of this Addendum shall be in effect. Customer shall be responsible for the fees described in sections 6 and 9.

     (b) - FRAUD DETECTION SERVICES ONLY. Customer elects to receive only Fraud Detection Services and declines Fraud Indemnification. Sections 7, 8, and 9 of this Addendum shall not apply. Customer shall be responsible for the fees described in Section 6 only.

Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:

Customer: Cherokee Bank, Canton, GA     InterCept, Inc.:


By:___________________________          By:___________________________

______________________________          ______________________________
Print Name                              Print Name


______________________________          ______________________________
Print Title                             Print Title


______________________________          ______________________________
Date                                    Date


                                     5 of 5
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

                          EFT/ATM PRICING PROPOSAL FOR
                                  CHEROKEE BANK
                               CANTON, GA 04/20/04

EFT SERVICES MONTHLY FEES
===========================================================================
MONTHLY PROCESSING FEES (ATM SERVICES)                           $   700.00
    Card Management Services
    Card Issue Service
    ATM Support Services
    ATM Terminal Driving
    Host File Authorization
    (INCLUDES CORE DISCOUNT)

MONTHLY PIN-BASED TRANSACTION FEES
    PIN-based Transaction Attempts                               $     0.08
    Surcharged Transactions (each)                               $     0.05

DEBIT MASTERCARD SERVICES MONTHLY FEES
    Base Processing Fee                                          $   125.00
    Card File Residency (each)                                   $     0.06
    Transactions:
    -------------
        Authorization (each)                                     $     0.08
        Settlement (each)                                        $     0.08
    Association Fees (MCBS/Assessments)                           Pass Thru

AFFILIATE MEMBER
    "SAFE" Reporting                                             $    25.00
    Quarterly Reporting ($100.00 per Quarter)                    $    33.33
    Affiliate Management Fee                                     $    25.00

EFT SERVICES ADDITIONAL MONTHLY FEES
    Additional Dedicated ATM Support ($100 each)                 $   200.00
    Cirrus/MasterCard Network Connect Monthly Fee .              $    50.00
    InterCept Switch Network Connect Monthly Fee                     Waived
    Maestro Network Connect Monthly Fee                          $    50.00
    Pulse Network Connect Monthly Fee                                Waived
    Plus/Visa Network Connect Monthly Fee                        $    50.00

DEBIT MASTERCARD MISCELLANEOUS FEES
    Lost/Stolen Card Service (includes 3 per month)              $    25.00
    Cards over 3 per month assessed fees per EFT Schedule of
    Service Fees
    Affiliate Members: Annual BIN Fee                            $   100.00
        *MasterCard-Fees and Other Services: The Affiliate
        Member will be responsible for all MasterCard fees and
        any other costs not specified within this contract

OTHER MONTHLY CONSIDERATIONS AFTER CONVERSION
    Additional Network Support (each)                            $   100.00
    Additional Dedicated ATM Support (each)                      $   100.00

NATIONAL NETWORK MONTHLY MEMBERSHIP FEES
    Cirrus                                                       $    50.00
    Plus                                                         $    50.00


                                     1 of 1
EFT/ATM Pricing                                     CONFIDENTIAL_________INITIAL

                                                 2004 EFT SCHEDULE OF SERVICE FEES

CHANGES TO INSTITUTION PARAMETERS                                            CUSTOM PLASTIC
Implement/Change Service Charge                         $           100.00   ATM card stock                                By Quote
Change in Settlement Account Number                     $           100.00   Debit MasterCard card stock                   By Quote
Add Telepin Service                                     $           150.00   VisaCheck card stock                          By Quote
Card Production changes (daily extract, reissue, etc.)  $            50.00   Card artwork (Set-up Fee)                 $     300.00
Add network access (contracts, system, testing)         $           300.00   Card artwork clean up (per hour)          $      75.00
Setting up PIN Salvage                                  $           150.00
Add a new Card Type                                     $           150.00   GENERIC PLASTIC
Other per request                                                 By Quote   ATM card stock                            $       1.00
Card carrier modification                               $           150.00   Debit MasterCard card stock               $       1.25
Change to File Dispatch (per hour                       $           195.00   VisaCheck card stock                      $       1.20
                                                                             Card Artwork                              $     150.00
MISCELLANEOUS REQUESTS
Requests for Custom Programming and Certification       $           175.00   MISCELLANEOUS CARD CHARGES
General Ledger Balancing and Reconciliation (per        $           100.00   Ultra graphix set up                      $     100.00
hour)
Cardholder Reports-CD or email                           .01 per card, $50   Ultra graphix print (post manufacturing)  $       0.20
                                                                   minimum
Cardholder Reports-Paper                                 .01 per card, $75   Inserts printed                               By Quote
                                                                  minimum
On-site Training (per hour - 4 hour minimum)            $           100.00   Overnight shipping                           Pass Thru
Corporate Training (per hour)                           $            50.00   Secure shipping                              Pass Thru
Research & ATM Balancing                                $            50.00   UPS charges                                  Pass Thru
Return of ACH Settlement                                $           200.00   Cards destroyed-MM/Visa                   $       0.07
Reprints of daily reports on CD (each)                  $            50.00   Cards destroyed-ATM                       $       0.05
Reprints of daily reports via email (each)              $            35.00   Card storage (per type, per month)        $      30.00
PVK or "A" DES Key replacement                          $           150.00   Custom Card gloves                            By Quote
24 hour - Rush Card delivery                            $            50.00   Generic Card gloves                       $       0.10
     FedEx charges                                               Pass thru   PIN only requests                         $       0.60
Reversal File                                           $            50.00   Card/PIN order destroyed before mailing   $       6.50
Changes to Terminal Parameters                                               Invalid card requests                     $       0.90
    Surcharge Amounts (per terminal)                    $            50.00   Excess Batch Charges (each)               $       8.00
     Surcharge Avoidance Parameters (per terminal)      $            50.00   Rush Order Fees (same day card orders)    $      50.00
Mass Card Issuance                                      $           500.00
Mass Changes to Cardholder File                         $           200.00   PHOTO CARDS
Mass Cardholder Deletes                                 $           200.00   VisaCheck Card Stock                      $       1.20
                                                                                              1.25
SECURITY FEES                                                                Debit MasterCard Card Stock     One Time Program Setup
Chargeback/Adjustments                                  $            15.00    New Customer/New Card Type               $     500.00
Lost/Stolen monthly charges (includes 3)                $            25.00    Existing Customer/New Card Type          $     295.00
     Additional card reported                           $             7.00   Image Storage - Per image/year            $       0.50
                                                                                             $1.95
CARD PRODUCTION FEES                                                          Photo Imaging on card       Signature imaging on card
EMBOSSING AND ENCODING                                                        Surcharge for batch processing           $       3.00
ATM Cards produced                                      $             1.35
Debit MasterCards produced                              $             1.55   ABILITY TO ORDER CARDS MORE THAN ONCE
VisaCheck Cards produced                                $             1.55                           Ordering One (1) Time per Week
Postage                                                 $             0.37   Ordering Two (2) times per Week           $      40.00
                                                                             Ordering Three (3) times per Week         $      80.00
INSTANT ISSUE                                                                Ordering Four (4) times per Week          $     120.00
File Generation Fee                                     $           100.00   Ordering Five (5) times per Week          $     160.00
Per ATM card issued                                     $             1.35

TELEPIN
Telepin-in Branch                                       $             0.50
Telepin-at Home                                         $             0.60

              ***ALL SHIPPING/POSTAGE/TRAVEL IS BILLED AS INCURRED.

                        2004 EFT SCHEDULE OF SERVICE FEES

The following schedule outlines the per item fees for services performed outside of basic EFT processing. All of these services have been designed to provide your institution with a full range of program options based on individual needs. These fees are effective January 01, 2004 and are subject to change.

                                                                          ADDITIONAL EXPEDITE FEE
                                                                           NOTICE - BUSINESS DAYS
STANDARD ATM INSTALLATION FEES                                          <10 DAYS   <5 DAYS   <2 DAYS
On-line ATM Installation                                     $  500.00  $ 300.00  $ 500.00  $ 750.00
  Download correction/modification                           $  300.00
Dial-up ATM Installation                                     $  250.00  $ 150.00  $ 250.00  $ 375.00

ATM Swap out
  Full Model Swap-out                                        $  500.00  $ 300.00  $ 500.00  $ 750.00
  Same Model Upgrade                                         $  250.00  $ 150.00  $ 250.00  $ 375.00
  "B" Key Replacement (3 pair)                               $  100.00

Triple DES Upgrade                                           $  300.00
  Includes 3 hours of support, each additional               $  175.00

Upgrade ATM to IP (per ATM)                                  $  300.00
Router Charges (per hour)                                    $  175.00

HOST INTERFACE FEES
On-line to PBF change / downgrade                            $  200.00
Certification of New Host Interface
  Off-Shelf Model                                            $3,000.00
    Includes 15 hours of test time, each additional          $  200.00
  Custom Host Interface (ISO 8583 Format)                    $8,000.00
    Includes 15 hours of test time, each additional          $  200.00
Additional Documentation After Conversion                    $   50.00
Host Reconciliation Software                                 $1,000.00

MERGERS
Adding Card Program (non-customer)                           $2,995.00
Deleting Card Program (existing customer)                    $1,500.00
Adding ATM (each)                                            $  500.00
Removing ATM from Service (each)                             $  100.00
Mass Card Issuance                                           $  500.00
Mass Changes to Cardholder File                              $  200.00
Mass Cardholder Deletes                                      $  200.00

BANK NAME CHANGE (Networks, Contracts, Card Vendor, et al.)  $  500.00
Bank/Terminal Parameter Update                               $  200.00
Download Changes/Per Terminal                                $  100.00

NEW CARD PROGRAMS
Business Debit Card                                          $1,000.00
Gold Debit Card                                              $1,000.00

DECONVERSION FEES
Base Deconversion Fee                                        $1,500.00
Deconversion File (each) (CD, Cartridge, Open Reel)          $1,500.00
Per Network Notification/Transfer/Deletion                   $  200.00
Per ATM                                                      $  100.00
6 Month Report Delivery via weekly email                     $  600.00
6 Month Report Delivery via CD-Rom                           $1,200.00
PVK or "A" DES Key replacement                               $  150.00
Return of ACH settlement                                     $  200.00